Research and Development (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Research and Development [Abstract]
Discontinued Operations, Research & Development Expense, ExcludingAcquiredInProcessCost	$ 2	$ 2	$ 2
Research and development – total	468	443	406
Less depreciation on research facilities	15	15	14
Research and development – net	$ 453	$ 428	$ 392